REZOLUTE

Corporate Presentation

3Q 2019

TRANSFORMATIVE THERAPIES TARGETING **RARE** AND **METABOLIC** DISEASES



Forward-Looking Statements

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These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company's proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Rezolute: a Metabolic & Orphan Disease Company

RZ358	Antibody for an **ultra-orphan** indication, Congenital Hyperinsulinism (CHI), potential first in class and best in class therapy
RZ402	**Oral** Plasma Kallikrein Inhibitor (PKI) for Diabetic Macular Edema (DME) with in vivo pharmacology demonstrating comparable efficacy relative to anti-VEGF therapies
AB101	**Weekly** insulin with the potential to transform insulin management by reducing therapeutic burden and improving compliance

Transformative therapies targeting well-known genetic pathways and mechanisms of action

Diversified Pipeline at Multiple Stages of Development

Program	Description	Preclinical	Phase 1	Phase 2
RZ358	Antibody for CHI	Phase 2b dosing anticipated 2H'19		
RZ402	Oral PKI for DME	IND anticipated mid-year '20		
AB101	Weekly insulin	Top-line results anticipated 2H'19		

Multiple near-term inflection points anchored by a late-stage orphan program

RZ358

RZ402
AB101

Congenital Hyperinsulinism (CHI)

- Ultra-rare disease
- Caused by one of 11 known mutations, leading to excessive insulin secretion
- Most common cause of persistent hypoglycemia in infants and children
- Persistent hypoglycemia increases risk of neurologic complications, coma and death
- Signs/symptoms often not recognized until life-threatening
- Patients and families live in fear of hypoglycemia
- Existing therapies are suboptimal

Normal Insulin-Glucose Feedback Loop


Glucose
1
Glucose in the blood stimulates pancreas to produce insulin
Target Organs
Pancreas
2
Insulin stimulates removal of glucose from the blood

CHI


Glucose
1
Pancreas does not respond to normal metabolic feedback and over-secretes insulin
Target Organs
Pancreas
2
Results in low blood glucose (Hypoglycemia)

Observational Study Demonstrates Unmet Need

CHI Congenital Hyperinsulinism International

Conducted in partnership

Continuous Glucose Monitoring (CGM) for Two Weeks: Summary of Results				

- Blood glucose <70 mg/dL is hypoglycemia
- On average, patients had ~3 hours / day (~180 min) of hypoglycemia, even on standard of care (SOC) medications
- Younger subjects are particularly vulnerable

Glucose Threshold (mg/dL)	All Patients		Patients on SOC Medication	
	All Ages (N = 22)	2-6 Year Olds (N = 12)	All Ages (N = 15)	2-6 Year Olds (N = 9)
<70	174	207	174	223
<60	56	74	54	81
<50	15	22	14	24

CGM reveals current therapies are ineffective at controlling hypoglycemia

Potential First and Best in Class Therapy for CHI

RZ358

Mechanism
- Fully humanized monoclonal antibody
- Allosteric mechanism of action (MOA) down modulates insulin effects when insulin is elevated
- MOA is uniquely suited for CHI

Preclinical
- Multiple animal models demonstrate dose-dependent improvement in hypoglycemia with no hyperglycaemias
- Chronic toxicology complete

Clinical
- Safe and well-tolerated
- Phase 1 and 2 studies show proof of concept
- Phase 2b-ready

CMC
- Fully enabled
- Phase 2b-ready

Market
- Ultra-orphan
- Priority review voucher

Unique Mechanism Attenuates Insulin Effects



Pancreatic Beta-Cell
• Eleven known distinct gene defects
• Failure to suppress insulin secretion in the setting of hypoglycemia
Insulin
Insulin Binding Site
Insulin Receptor
RZ358 Allosteric Site
Target Cell
Reduced Signaling

- High affinity binding to the insulin receptor at the allosteric site
- Highly selective to the insulin receptor (no IGF-1 interaction)
- Insulin still binds and signals
- Dims the insulin signal when insulin is elevated

Potential to Address Limitations of Standard of Care



Glucose
Target Organs
Pancreas
Insulin

	RZ358 (Broad Focus)	Standard of Care (Narrow Focus)
Development	▲ Tailored for CHI	▼ Not developed for CHI
Targeting	▲ Insulin receptor/signal on insulin-dependent target tissues	▼ Beta cell only
Relevancy	▲ Potentially universal treatment	▼ Genetics-dependent narrow targeting
Impact	▲ Reversibly counteracts insulin only when insulin is elevated	▼ Marginally effective, invasive, and/or significant side effects

Phase 1 – Completed Proof of Mechanism

PK



Serum Drug Concentration (µg/mL)
1000
100
10
1
0.1
0
7
14
21
28
35
42
Time (Days)
0.1 mg/kg
0.3 mg/kg
1 mg/kg
3 mg/kg
6 mg/kg
9 mg/kg

- Single IV doses 0.1 to 9 mg/kg to healthy volunteers
- Dose-dependent PK with a half-life of 15 days

Hyperinsulinism: Insulin Tolerance Test



Plasma Glucose (% Baseline mg/dL)
100
90
80
70
60
0
5
10
15
20
Time (min)
Baseline (Day-1)
Post-Dose

- RZ358 uniformly prevents hypoglycemia following insulin administration
- PK-PD correlation (dose-response)
- No hyperglycemia
- Effect persists for 2 weeks

Safe and well-tolerated

Phase 2a – Completed Proof of Concept

Design

- Single IV doses of 1 to 9 mg/kg in patients with CHI
- Ages ≥ 12 in Europe and ≥ 18 in the US

Results

- PK comparable with healthy volunteers
- Baseline and post-treatment CGM
  - **Up to 70% improvement in patients with baseline hypoglycemia**
  - No hyperglycemia
  - Effect persisted for 2 weeks, consistent with Ph1 PK/PD
  - Established proof-of-concept in CHI patients
- Safe and well-tolerated



Glucose Improvement
Patients with Baseline Hypoglycemia
(One-Week Cumulative CGM)
Duration of Hypoglycemia (min/24h)
(Percent Change from Baseline)
0
-20
-40
-60
-80
-100
Baseline Hypoglycemia (>120 min/24h)
KATP Patients [1] with Baseline Hypoglycemia
[1] Patients with KATP mutations generally do not respond to existing therapies and often require total pancreatectomy

2H '19 Phase 2b Study Overview

- **Design**: Open-label, repeat-dose study in 4 sequential dosing cohorts
- **Population**: CHI ≥ 2 years old with baseline hypoglycemia (<70 mg/dL for ≥ 2 hours per day by CGMS)
- **Principal assessments / endpoints**: Duration of hypoglycemia measured by CGMS
- **Interim Analysis**: Open label design provides opportunity for interim discussions with health authorities

Dosing Cohort	Induction				Extended Dosing	
	Weekly RZ358 for 4 weeks (mg/kg)				RZ358 for 8 weeks	
	Week 1	Week 2	Week 3	Week 4	mg/kg	Interval
1	3	3	3	3	3	14 Days
2	6	6	6	6	6	14 Days
3	9	9	9	9	9	14 Days
4	3	6	9	12	9	14 Days

RZ358

RZ402

AB101

Diabetic Macular Edema (DME)

Primary Vision Complication Associated with Diabetes

Increased Retinal Vascular Permeability

Leakage of fluid from vascular compartment into the retina



Macular Edema

Swelling of the central macula



Progressive Vision Loss and Blindness



Risk factors

- Elevated blood glucose
- High blood pressure
- Duration of diabetes

Large and growing population

- 750,000+ people in US
- 21M+ worldwide

Leading cause of blindness in working age adults

Potential Best and First in Class Therapy for DME

RZ402

Mechanism	Preclinical	Clinical	Target Profile
• Plasma kallikrein inhibitor targeting vascular leakage • Potent target inhibition in rat, monkey, and human plasma	• Suppresses vascular leakage by 90% or more • Animal toxicology pending	• Pre-IND meeting completed • Clear path towards Phase 1 initiation	• Oral dosage • Daily dosing • Large market

Systemic Administration Reduces Retinal Vascular Leakage

Dosing with RZ402 *at Onset* of Model Induction Prevents Formation of DME



Retinal Vascular Leakage
(% Vehicle Control)
300
200
100
0
Healthy Rodents
DME in Untreated Rodents
RZ402 Pre-Treatment



Efficacy Achieved

- Up to 90% reduction in DME Measures
- Works in both a preventive and interventional setting
- On par with VEGF therapies in similar models

Dosing with RZ402 *after Onset* of DME Reverses DME



Retinal Vascular Leakage
(micro L / g / h)
50
40
30
20
10
0
n=13
n=18
n=12
n=9
Healthy Rodents
DME in Untreated Rodents
RZ402 (Low Dose)
RZ402 (High Dose)

Dose-dependent effect

Exposure-Response Predicts Once Daily Dosing

ANIMAL MODEL	END POINT	RZ402 DOSE (SC ROA)	INHIBITION
Hypertension	**Retinal Plasma Leakage**	0.2 – 0.4 mg/kg/day	**60-90%**
Diabetes	**Retinal Plasma Leakage**	0.25 – 0.6 mg/kg/day	**43-86%**
Diabetes	**Hematoma Expansion**	0.4 mg/kg/day	**85%**
Retinal Hemorrhage	**Retinal Leukostasis**	1 mg/kg/day	**>90%**



RZ402
Exposure Response
% Decrease RVP
100
75
50
25
0
0.0
2.5
5.0
7.5
10.0
Plasma RZ402
r^2 = 0.99
p = 0.03
EC_{50} ~ 10 nM



Dog 10 mg/kg PO
Monkey 10 mg/kg PO
RZ402 Plasma Levels (nM)
10000
1000
100
10
1
EC50
0
4
8
12
16
20
24
Time (Hour)

Efficacious concentrations exceeded for the full 24 hour dosing interval after oral administration to dogs and monkeys

Common Pathways with Different Routes of Administration

RZ402: Once-Daily Oral Therapy

PKI efficacy comparable to injectable anti-VEGF agents


blocks
PLASMA KALLIKREIN
BRADYKININ
VEGF
blocks

Plasma leakage into the retina

Macular Edema



Anti-VEGF Therapies: Monthly or Bi-Monthly Intravitreal Injection

(current standard of care)

Multi-Billion USD Market: Lucentis™, Eylea™ & Avastin™

RZ358
RZ402

AB101

Potential Best and First in Class Super Long Acting Basal Insulin

AB101

Mechanism	Preclinical	Clinical	Target Profile
• Uniform pegylated-insulin microspheres enabling controlled and sustained long-acting release • Proprietary microsphere platform	• Proof-of-concept in 3 species presented at ADA • Peak-less steady-state profile supports weekly dosing • Efficacious doses in animals translatable to human dosing	• Phase 1 clinical study dosing initiated in 3Q '17 • Data read out anticipated 2H '19	• >$20 billion insulin market • No therapies >24-36 hours • Weekly subcutaneous injection

In Vivo Proof of Concept – AB101 Dosing in Diabetic Mini Pigs


A.M. Glucose
P.M. Glucose
Average Daily Glucose
Total Background Daily Insulin Dose
Glucose (mg/dL)
500
450
400
350
300
250
200
150
100
50
Background Daily Insulin Use (units)
20
18
16
14
12
10
8
6
4
2
0
-3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Dosing
Study Day

- Near-normalization of both fasting AND post-meal glucose
- Reduction and removal of background insulin
- Reduction in glucose variability (intra-day and inter-day

Phase 1 – First-in-Human Study Overview

- Single ascending dose study underway assessing the safety and tolerability, pharmacokinetics, and pharmacodynamics of AB101 in subjects with Type 1 Diabetes Mellitus
- Objective is to show a safe, sustained, and relatively peak-less PK-PD profile that enables extended release dosing


Screening
Run -in
In-house Period 1
Out patient
F/U
Day -30
-4
-2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17
23
30
AB101 Dosing
Clamp
Clamp
Clamp

MILESTONES

Anticipated Near Term Milestones


2H'19
1H'20
2H'20
1H'21
RZ358
Phase 2b Open Label
Commence Phase 2 in CHI
Interim Data Readout
Interim data readout
Topline Results
RZ402
GLP Toxicoilogy
Phase 1
IND
Commence Phase 1 in DME
Topline Results
AB101
Phase 1
Top line results
Partnering Opportunity

Milestones +/- a quarter

REZOLUTE


TRANSFORMATIVE THERAPIES TARGETING
RARE AND **METABOLIC** DISEASES